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                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:
[ X  ]  Preliminary  Proxy  Statement
[    ]  Confidential,  for  Use  of  the  Commission  Only (as permitted by Rule
        14a-6(e)(2))
[    ]  Definitive  Proxy  Statement
[    ]  Definitive  Additional  Materials
[    ]  Soliciting  Material  Pursuant  to  240.14a-12

                              GARTMORE MUTUAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ X  ]  No  fee  required.
[    ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1)
        and 0-11.

1)   Title  of  each  class  of  securities  to  which  transaction  applies:
     _______________________

2)   Aggregate  number  of  securities  to  which  transaction  applies:
     ______________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     _________________________________________________________

4)   Proposed  maximum  aggregate  value  of  transaction:
     ______________________________

5)   Total fee paid: ___________________________________________________________

[    ]  Fee  paid  previously  with  preliminary  materials.
[    ]  Check  box  if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid: ___________________________________________________

2)   Form,  Schedule  or  Registration  Statement  No.:
     _________________________________

3)   Filing Party: _____________________________________________________________

4)   Date  Filed: ______________________________________________________________

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                              GARTMORE MUTUAL FUNDS
                                 1200 River Road
                        Conshohocken, Pennsylvania  19428
                                 (800) 848-0920


October  __,  2003


Dear  Gartmore  International  Small  Cap  Growth  Fund  Shareholders:

The enclosed Notice of Special Meeting and Proxy Statement describe a proposal to liquidate and dissolve the Gartmore International Small Cap Growth Fund (the "Fund"), a separate series of Gartmore Mutual Funds (the "Trust"). The Board of Trustees of the Trust approved this proposal to liquidate the Fund based upon the recommendation of Gartmore Global Asset Management Trust, the Fund's investment adviser (the "Adviser"). This recommendation was based on several factors, including:

          -    Failure  to  attract  assets  or  investors;

          -    The  current  size  of the Fund prevents its efficient operation;

          - The Adviser believes that the addition of significant new assets or investors to the Fund is not likely, in part because of the historical and anticipated sales activities for the Fund;

          - The Fund's expense ratio would not be competitive absent the significant voluntary fee waivers and expense reimbursements by the Adviser, which the Adviser has notified the Trust that the Adviser does not intend to continue; and

          - The Fund's historical and continued poor performance, despite recent efforts by the portfolio management team to reengineer the Fund's portfolio.

As a result of the proposed liquidation, effective September 29, 2003, new account requests, exchanges into the Fund and purchase orders for Fund shares are no longer accepted (other than those purchase orders received through pre-established investment programs, through variable insurance or retirement products offered by Nationwide Financial or its subsidiaries or through dividend reinvestment). Prior to the Fund's liquidation, however, shareholders will continue to be entitled to exchange out of the Fund or redeem their Fund shares. Please read the enclosed Proxy Statement for additional information.

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If this proposed liquidation is approved, shareholders holding Fund shares as of the close of business on the day the Fund liquidates (currently scheduled on or about December 19, 2003), will generally receive a cash distribution equal to the value of that shareholder's Fund shares. Individual Retirement Account ("IRA") owners should note that, a cash distribution may cause them to incur a taxable event; therefore, they should read the "FEDERAL INCOME TAX CONSEQUENCES" section of the enclosed Proxy Statement for additional information.

We look forward to the opportunity to continue to serve you through one of the other Gartmore mutual funds.

Sincerely,

   Eric  E.  Miller

   Secretary,  Gartmore  Mutual  Funds

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                              GARTMORE MUTUAL FUNDS
                                 1200 River Road
                        Conshohocken, Pennsylvania  19428
                                 (800) 848-0920

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To  the  Shareholders of Gartmore International Small Cap
Growth Fund and to the Owners  of  Variable  Annuity
Contracts or Variable Life Insurance Policies entitled to give voting instructions to the Shareholders of the Gartmore International
Small  Cap  Growth  Fund:


     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Gartmore International Small Cap Growth Fund (the "Fund"), a separate series of Gartmore Mutual Funds, an Ohio business trust (the "Trust"), will be held on December 12, 2003 at 9:15 a.m., Eastern time, at 1200 River Road, Conshohocken, Pennsylvania 19428. The purpose of the Meeting is to consider and act on the following matters:

          1. To approve the Plan of Dissolution, Liquidation, and Termination of the Fund; and

          2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     In addition to purchasing shares of the Fund directly, shares of the Fund may be purchased by certain separate accounts of Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Nationwide hereby solicits and agrees to vote at the Meeting, to the extent required, the shares of the Fund which are held in separate accounts in accordance with timely instructions received from owners of the variable contracts. With respect to other shareholders, the Trustees of the Trust are soliciting your votes.

     If you were a shareholder of record as of the close of business on October 1, 2003, you may instruct the persons listed on the enclosed proxy card on how your shares in the Fund should be voted. If you are a variable contract owner of record at the close of business on October 1, 2003, you have the right to instruct Nationwide as to the manner in which the Fund shares attributable to your variable contract should be voted.

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To  assist  you,  a  proxy  card  or  voting  instruction  form is enclosed.  In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment(s) thereof.

                                        By  Order  of  the  Trustees,

October  __,  2003                          Eric  E.  Miller,  Secretary

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                                 PROXY STATEMENT
                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                  GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND

                                 A PORTFOLIO OF
                              GARTMORE MUTUAL FUNDS

                          TO BE HELD DECEMBER 12, 2003

                           GENERAL VOTING INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Gartmore Mutual Funds (the "Trust"), an Ohio business trust, to be voted at a Special Meeting of Shareholders (the "Meeting") of Gartmore International Small Cap Growth Fund (the "Fund"), a portfolio or series of the Trust. The Meeting will be conducted at 1200 River Road, Conshohocken, Pennsylvania 19428. The principal executive offices of the Trust are also located at 1200 River Road, Conshohocken, Pennsylvania 19428. The Trustees have fixed the close of business on October 1, 2003, as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting.

     This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on the Record Date allocated to a subaccount of a Nationwide separate account invested in shares of the Fund.

     This Proxy Statement and forms of proxy card and voting instructions will be sent to shareholders and variable contract holders on or about October __, 2003. Shareholders of record on the Record Date are entitled to one vote for each share the shareholders own and a proportionate fractional vote for any fraction of a share the shareholders own as to each issue on which these shareholders are entitled to vote. As of the Record Date, the Fund had 167,103.389 Class A shares of beneficial interest, 128,377.267 Class B shares of beneficial interest, 1,245.827 Class C shares of beneficial interest, 125,000 Institutional Service Class shares of beneficial interest, and 125,000
Institutional Class shares of beneficial interest, all without par value (collectively, the "Shares"), that were outstanding and are therefore entitled to vote at the Meeting.

     Only Fund shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. The persons named as proxies on the enclosed proxy card will vote Shares at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy card is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy card's timely receipt as an instruction to vote "FOR" the proposal. Shareholders may revoke previously-submitted proxies at any time prior to the
Meeting by: (i) submitting to the Trust a subsequently-dated proxy card; (ii) delivering to the Trust a written notice of revocation; or (iii) otherwise giving written notice of revocation at the Meeting. In all cases, any action to revoke a proxy must be taken before the authority granted in the proxy card is exercised. If Shares are held in an account at a brokerage firm or bank, the shareholder should contact that brokerage firm or bank to change his or her vote.

     With respect to the Nationwide separate accounts, Nationwide will vote the Shares of the Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. To the extent required, Nationwide will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated voting instruction form is received that does not specify a choice (for, against or abstain), Nationwide will consider its timely receipt as an instruction to vote "FOR" the proposal. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by: (i) submitting to Nationwide subsequently dated voting instructions; (ii) delivering to Nationwide a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting. In all cases, any action to revoke voting instructions must be taken before the authority granted in the voting instruction form is exercised.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS, UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT P.O. BOX 182205, COLUMBUS, OHIO 43218-2205, OR BY CALLING TOLL-FREE (800) 848-0920. THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

     Shareholders of the Fund are being asked to vote on the proposal that is described below and in the Notice of Special Meeting (the "Proposal").
Shareholders of the Fund will be voting as a group, not by class, on the Proposal. Currently, a substantial majority of the Shares of the Fund is held by Gartmore Global Asset Management Trust, the Fund's investment adviser (the "Adviser"). The Adviser has advised the Trust that it will vote the Shares of the Fund that it owns "FOR" the Plan, which as of the Record Date were sufficient to approve the Plan without other shareholder approval.

     The Trust knows of no business other than that mentioned in the Proposal which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment. In order to act upon the Proposal, a quorum consisting of a majority of the Shares of the Fund entitled to vote at the Meeting must be present in person or by proxy.

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                 PROPOSAL - TO APPROVE THE PLAN OF DISSOLUTION,
                    LIQUIDATION, AND TERMINATION (THE "PLAN")

THE  LIQUIDATION  IN  GENERAL

     The Trust proposes to liquidate the assets and dissolve the Fund pursuant to the provisions of the "Plan of Dissolution, Liquidation, and Termination" (the "Plan") as approved by the Board at its meeting held on September 18, 2003. At that meeting, the Board determined that an orderly liquidation of the Fund's assets was in the best interests of the Fund and its shareholders. The Plan, a copy of which is attached to this Proxy Statement as Appendix A, provides for the complete liquidation of all of the assets of the Fund. If the Plan is approved for the Fund by the requisite shareholder vote, the Adviser, and Gartmore Global Partners, the Fund's subadviser (the "Subadviser"), will undertake to liquidate the Fund's assets in an orderly manner at market prices and on such terms and conditions as the Adviser and the Subadviser determine to be reasonable and in the best interests of the Fund and the Fund's shareholders. Before liquidating, the Fund may make one or more dividend distributions of income or capital gains realized on the disposition of the Fund's portfolio securities.

The Board may abandon this Plan without shareholder approval at any time prior to the liquidation date, and may modify or amend this Plan at any time and without shareholder approval if the Board determines that either action would be advisable and in the best interests of the Fund and its shareholders.

Although portions of the Plan are summarized in this Proxy Statement, these summaries are qualified in their entirety by reference to the Plan itself.

REASONS  FOR  THE  LIQUIDATION

     The Fund is currently one portfolio series of the Trust, which is advised by the Adviser and Subadviser. Currently a substantial majority of the Shares of the Fund is held by the Adviser. The Trustees of the Trust have been advised that the Adviser wants to dissolve the Fund because the Fund has not attracted sufficient assets to permit the Fund to operate at or below the expense limitations established by the Adviser and its affiliates. As of July 31, 2003, the Fund had total assets of approximately $3.6 million. The Adviser also anticipates that sales of the Shares of the Fund will not improve, in part because of the Fund's relative performance despite the Adviser's and Subadviser's recent efforts to reengineer the Fund's portfolio. The Adviser has advised the Trust that it will vote the Shares of the Fund that it owns "FOR" the Plan, which as of the Record Date were sufficient to approve the Plan without other shareholder approval.

     At the September 18, 2003 meeting of the Board, the Board considered the proposal to liquidate the Fund. In particular, the Board considered the Fund's operating history, including the Fund's performance, as well as the historical and anticipated sales activity of the Fund and the identity of its current shareholders.

     The Board determined that the current size of the Fund affects its efficient operation. The Board found that the Fund's expense ratio is not competitive without the voluntary fee waivers and expense reimbursements by the Adviser. For example, for the Fund's fiscal year ended October 31, 2002, total expenses (calculated as a percentage of the Fund's average daily net assets) were 1.70% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares, 1.42% for Institutional Service Class shares, and 1.37% for Institutional Class shares, after waiver of all management fees and payment of expense reimbursements. Had these waivers and reimbursements not been made in that fiscal year, total expenses would have been 3.31% for Class A shares, 4.06% for Class B shares, 4.00% for Class C shares, 3.06% for Institutional Service shares, and 3.06% for Institutional Class shares (each calculated as a percentage of the Fund's average daily net assets).

     The Board reviewed the performance history of the Fund. The Board determined that up until recently, the performance of the Fund has suffered in both absolute and relative terms. While the strong rebound of equities in the second quarter of calendar year 2003 (especially in the technology sector) provided short-term improvement in the Fund's returns, the longer-term performance has been poor. A significant contributor to the poor performance has been the fact that growth stocks have been out of favor since the Fund's launch.

     In addition, the Fund's sales and redemption experience over its time of operation lead management to believe that the potential for significant cash inflows in the future is not significant.

     The Board considered various alternatives for the Fund, including reorganizing the Fund with other mutual funds with similar investment objectives and focus. The Board acknowledged, however, that there were no similar mutual funds within the Trust with similar investment objectives. Although the Trust has established other "international" funds, the Adviser expressed its opinion that no one other fund matched the objectives and focus of the Fund to the extent appropriate or necessary to make such a merger feasible. Finally, the Board acknowledged that the Fund's assets were too small, especially if the Adviser's investments were excluded, to make a merger with other non-Trust mutual funds realistic, particularly because the costs involved with such a transaction would be comparatively high and because the Trust does not want its assets to be managed by an unrelated investment adviser.

     The Board, including all of the Trustees who are not "interested persons" of the Trust (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")), then unanimously adopted resolutions approving the Plan, declaring the proposed liquidation and dissolution advisable and directing that the Plan be submitted to the shareholders of the Fund for their consideration. Pursuant to the terms of the Plan, the Adviser or its affiliates will bear all of the costs associated with the liquidation of the Fund. These costs include legal, administrative, printing, mailing, solicitation, meeting, and accounting expenses. However, portfolio transaction expenses resulting from the liquidation of the Fund will be borne by the Fund.

LIQUIDATION  VALUE

     If the Plan is adopted by the Fund's shareholders at the Meeting, as soon as practicable after the consummation of the sale of all of the Fund's portfolio securities and the payment (or provision for payment) of all of that Fund's known expenses, charges, liabilities, and other obligations, including those expenses incurred in connection with implementing the liquidation, and the payment of ordinary and capital gains dividends, each shareholder of the Fund will receive a cash distribution in an amount equal to the net asset value per share, together with accrued and unpaid dividends and distributions, of the shareholder's Shares of the Fund (the "Liquidation Distribution"). Such net asset value per share will be determined in accordance with the Fund's current Prospectus and Statement of Additional Information. It is anticipated that Liquidation Distribution shall be paid by check made payable to the shareholder of record.

     In addition, prior to the Liquidation Date, shareholders of the Fund will still be entitled to exchange their shares for shares of other mutual funds within the Trust, as described in the Fund's current Prospectus.

FEDERAL  INCOME  TAX  CONSEQUENCES

     IN GENERAL. The following summary provides general information with regard to the federal income tax consequences to shareholders of the Fund upon receiving the Liquidation Distribution pursuant to the Plan. This summary also discusses the effect of federal income tax provisions on the Fund resulting from the Fund's liquidation and dissolution. This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals, nor does this summary address state or local tax consequences. Shareholders are encouraged to consult their personal tax advisers concerning their particular tax situations and the impact of receiving the Liquidation Distribution. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") with respect to its liquidation and dissolution. The statements below, therefore, are not binding upon the Service, and there can be no assurance that the Service will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidation Distribution will be as set forth below.

     Shareholders will be notified of their respective shares of ordinary and capital gain dividends for the Fund's final fiscal year in normal tax-reporting fashion.

     By law, the Fund must withhold a portion of your ordinary or capital gains dividends and Liquidation Distribution unless you have:

          - Provided your correct social security or tax payer identification number;

          -    Certified  that  this  number  is  correct;

          -    Certified  that  you  are  not subject to backup withholding; and

          - Certified that you are a U.S person (including a U.S. resident alien).

     The Fund also must withhold if the Service instructs it to do so. When withholding is required, the amount will be 28% of any dividends or the Liquidation Distribution paid. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

     THE FUND. As discussed above, pursuant to the Plan, the Fund will sell its assets, pay or make provisions for the payment of all liabilities, distribute the remaining proceeds to the Fund's shareholders, and dissolve. The Trust anticipates that the Fund will retain its qualification as a "regulated investment company" under the Code during the liquidation period. If the Fund maintains its tax qualification, the Fund will not be taxed on any of its net capital gains realized from the sale of its assets.

     INDIVIDUAL SHAREHOLDERS. For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the shareholder's Shares of the Fund in exchange for the Liquidation Distribution. Each shareholder will recognize a gain or loss in an amount equal to the difference between the adjusted tax basis in his or her Shares and the Liquidation Distribution that he or she receives from the Fund. If the Shares are held as a capital asset, the gain or loss will generally be characterized as a capital gain or loss. If the Shares have been held for more than one year, any gain will constitute a long-term capital gain taxable to individual shareholders at a maximum rate of 15%, and any loss will constitute a long-term capital loss. If, at the time of receiving the Liquidation Distribution, the shareholder has held the Shares for not more than one year, any gain or loss will generally be a short-term capital gain or loss. If, however, the shareholder has held the Shares for six months or less and has received capital gains dividends with respect to the Shares, any loss realized will be a long-term capital loss to the extent of such capital gains dividend.

     IRAS. The receipt of a Liquidation Distribution by an individual retirement account ("IRA") that holds Shares will not be taxable to the IRA owner for federal income tax purposes. If, under the terms of the IRA, the Liquidation Distribution must be distributed to the IRA owner, however, the distribution would be taxable for federal income tax purposes and, if the owner has not attained age 59 , generally also would be subject to an additional 10% early withdrawal tax. Nonetheless, in such a circumstance, a taxable event may be avoided: (i) by exchanging that portion of the IRA account balance before this balance is distributed directly to another Gartmore mutual fund; (ii) by transferring that portion of the IRA account balance before this balance is distributed directly to another IRA custodian or trustee; or (iii) by rolling over the distribution within 60 days of the date of the distribution to another IRA. An IRA may be rolled over only once in any one-year period; therefore, a rollover will not be an available alternative if the IRA owner rolled over an earlier distribution from the IRA at any time within the one-year period preceding the date of the distribution. There are many rules governing IRAs and the transfer and rollover of IRA assets. In addition, tax results may vary depending on the status of the IRA owner. Owners of IRAs that will receive Liquidation Distributions, therefore, should consult with their own tax advisers concerning the consequences of the Liquidation Distribution in advance of the Liquidation Distribution.

LIQUIDATION  DISTRIBUTION

     At present, the date on which the Fund will be liquidated and on which the Fund will pay Liquidation Distributions to its shareholders is uncertain, but it is anticipated that, if the Plan is adopted by the shareholders of the Fund, this liquidation would occur on or about December 19, 2003 (the "Liquidation Date"). If the Plan is approved, shareholders holding Fund Shares as of the close of business on December 19, 2003, would receive their Liquidation Distribution on the Liquidation Date without any further action on their part.

     The right of a shareholder to redeem his or her Shares of the Fund at any time will not be impaired by the proposal to liquidate the assets and dissolve the Fund and the adoption of the Plan. A shareholder, therefore, may redeem Shares in accordance with redemption procedures set forth in the Fund's current Prospectus and Statement of Additional Information without the necessity of waiting for the Fund to take any action. The Fund will not impose any redemption charges in connection with any redemptions after September 24, 2003, or in connection with the liquidation of the Fund, including any contingent deferred sales charges on the Class B or Class C shares of the Fund.

     In addition, prior to the Liquidation Date, shareholders of the Fund also still will be entitled to exchange their Shares for shares of other mutual funds within the Trust, as described in the Fund's current Prospectus.

CONCLUSION

     Approval of the Plan with respect to the Fund requires the affirmative vote of the holders of a majority of the Shares of the Fund voting at the Meeting. The Adviser has advised the Trust that it will vote the Shares of the Fund that it owns "FOR" the Plan, which as of the Record Date were sufficient to approve the Plan without other shareholder approval.


             FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES
   OF THE TRUST, ON BEHALF OF THE GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND,
                           UNANIMOUSLY RECOMMENDS THAT
                          YOU VOTE "FOR" THE PROPOSAL.

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                   FURTHER INFORMATION REGARDING THE ADVISER
                           AND OTHER SERVICE PROVIDERS

     The Subadviser and the Adviser are located at 1200 River Road, Conshohocken, Pennsylvania 19428. The Subadviser is a partnership owned jointly by Gartmore U.S. Ltd. and Gartmore Securities Ltd. Gartmore U.S. Ltd. is a wholly-owned subsidiary of Gartmore Capital Management Ltd. Gartmore Capital Management Ltd. is a wholly owned subsidiary of, and Gartmore Securities Ltd. is almost entirely owned by, Gartmore Investment Management plc. Gartmore Investment Management plc is almost entirely owned by Asset Management Holdings plc, a holding company, which is a wholly owned subsidiary of Nationwide UK Holding Company, Ltd, another holding company, which is a majority owned subsidiary of Nationwide UK Asset Management Holdings, Ltd., another holding company, which is a wholly owned subsidiary of Nationwide Asset Management Holdings, Ltd. Nationwide Asset Management Holdings, Ltd., which is also a holding company, is a wholly owned subsidiary of the Adviser. The Adviser is a wholly-owned subsidiary of Nationwide Corporation, which is located at One Nationwide Plaza, Columbus, Ohio 43215. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policy holders.

     Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA"), an affiliate of the Adviser, provides various fund administration and accounting services to the Fund, including daily valuation of the Fund's Shares and preparation of financial statements, tax returns, and regulatory reports. In addition, Gartmore Investors Services, Inc. ("GISI"), an affiliate of GSA and the Adviser, serves as transfer agent and dividend disbursing agent for the Fund.
     Gartmore Distribution Services, Inc. ("GDSI"), another affiliate of the Adviser, serves as the Fund's principal underwriter. In its capacity as principal underwriter, GDSI is available to receive purchase orders and redemption requests relating to Shares of the Fund. GSA, GISI, and GDSI are also located at 1200 River Road, Conshohocken, Pennsylvania 19428.

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                             PRINCIPAL SHAREHOLDERS

     As of October 1, 2003, to the Trust's knowledge, the following are the only persons who had or shared voting or investment power over more than 5% of the outstanding Shares of any class of the Fund:

TITLE OF                  NAME AND ADDRESS              NUMBER OF    PERCENTAGE
CLASS                      OF SHAREHOLDER                 SHARES         OF
                                                       BENEFICIALLY  CLASS/FUND
                                                          OWNED         OWNED
--------------------------------------------------------------------------------

A              Gartmore Global Asset Management Trust    125,000       74.80%
                            Seed Account
                          1200 River Road
                    Conshohocken, PA 19428-2436

                 Nationwide Life Insurance Company      31,639.265     18.93%
                          P.O. Box 182029
                      Columbus, OH 43218-2029
--------------------------------------------------------------------------------

B              Gartmore Global Asset Management Trust    125,000       97.37%
                            Seed Account
                          1200 River Road
                    Conshohocken, PA 19428-2436
--------------------------------------------------------------------------------

                            Pershing LLC
C                          P.O. Box 2052                 711.238       57.09%
                     Jersey City, NJ 07303-9998

                        Dennis Pfeffenberger
                     Nicholas L. Pfeffenberger           195.442       15.69%
                          1113 Neil Avenue
                       Saint Marys, OH 45885

                        Dennis Pfeffenberger
                       Aaron M. Pfeffenberger            175.835       14.11%
                          1113 Neil Avenue
                       Saint Marys, OH 45885

                           Jan B. Newton
                        25 Wellington Court               70.125        5.63%
                       Franklinton, NC 27525
--------------------------------------------------------------------------------

Institutional  Gartmore Global Asset Management Trust    125,000        100%
Service                     Seed Account
                          1200 River Road
                    Conshohocken, PA 19428-2436
--------------------------------------------------------------------------------

Institutional
               Gartmore Global Asset Management Trust    125,000        100%
                            Seed Account
                          1200 River Road
                    Conshohocken, PA 19428-2436
--------------------------------------------------------------------------------

     As of October 1, 2003, the Trustees and executive officers of the Trust as a group owned less than 1% of the outstanding Shares of any class of the Fund or of the Fund as a whole.

                              SHAREHOLDER PROPOSALS

     Because the Trust and the Fund do not hold regular shareholder meetings, there is currently no specific date by which shareholder proposals intended to be presented at future Meetings of Shareholders must be received by the Trust. A proposal that is received by the Trust at its principal executive offices a reasonable time before the Trust begins to print and mail its proxy materials for such a meeting, however, will be considered for inclusion in the Trust's Proxy Statement and form or forms of proxy card relating to this Meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in these proxy materials. Timely submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the Meeting.

                             ADDITIONAL INFORMATION

     With respect to the actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to vote a majority of the Shares of the Fund on the Proposal at the Meeting shall constitute a quorum for purposes of voting upon the Proposal for the Fund at the Meeting. In some instances, however, an action may be required by law or by the Trust's Declaration of Trust to be taken by the holders of a larger or different proportion of Shares. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. Broker non-votes, as described below, will not be treated as votes present for purposes of determining whether a quorum exists.

     For purposes of determining whether the Proposal has been approved for the Fund, abstentions will be counted as "against" the Proposal and broker non-votes will be treated as not voting at all on the Proposal and, therefore, will generally have no effect. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto.

     Shareholders will not be entitled to any "dissenters' rights," because the Fund is an open-end investment company registered under the 1940 Act. Although no dissenters' rights are available, prior to the Liquidation Date, shareholders retain the right to redeem Shares or exchange Shares for shares of other mutual funds within the Trust, as described in the Fund's current Prospectus and Statement of Additional Information.

     The Adviser or affiliates of the Adviser will bear all costs in connection with the solicitation of proxies from shareholders of the Fund. It is not currently expected that there will be any solicitation other than by mail.

                                        By  Order  of  the  Trustees


October  __,  2003                          Eric  E.  Miller,  Secretary

--------------------------------------------------------------------------------
                                                                      APPENDIX A
                PLAN OF DISSOLUTION, LIQUIDATION, AND TERMINATION
                                       OF
                  GARTMORE INTERNATIONAL SMALL CAP GROWTH FUND
                                  (the "Fund")


     Gartmore Mutual Funds (the "Trust"), an Ohio business trust, shall proceed to a complete liquidation of the Fund according to the procedures set forth in this "Plan of Dissolution, Liquidation, and Termination" (the "Plan"). The Plan has been approved by the Board of Trustees of the Trust (the "Board") as being advisable and in the best interests of the Fund and its shareholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund (each a "Shareholder" and, collectively, the "Shareholders"), for their adoption or rejection at a special meeting of Shareholders (the "Meeting") and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for this Meeting. Upon Shareholder approval of the Plan, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Trust's Amended Declaration of Trust, Ohio law as this law relates to business trusts, and Section 331 of the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

     1. Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is approved by the Shareholders.

     2. Liquidation and Distribution of Assets. As soon as practicable after the Effective Date, and by December 19, 2003 (the "Liquidation Period"), or as soon thereafter as practicable depending on market conditions and consistent with the terms of the Plan. The Fund, Gartmore Global Asset Management Trust, the Fund's investment adviser (the "Adviser"), and Gartmore Global Partners, the Fund's subadviser (the "Subadviser"), shall have the authority to engage in such transactions as may be appropriate for the Fund's liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement and the filing of Form 966 with the Internal Revenue Service.

     3. Provisions for Liabilities. The Fund shall pay or discharge or set aside reserve funds for, or otherwise provide for the payment or discharge of, any known charges, taxes, expenses, liabilities, and obligations, including, without limitation, contingent liabilities, whether due or accrued or anticipated.

     4. Distribution to Shareholders. As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to the Fund's Shareholders of record as of the close of business on December 19, 2003, all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalents in an estimated amount necessary: (i) to discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date; and (ii) to pay or provide for the payment of these contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books.

     5. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund shall mail notice to the appropriate parties that the Plan has been approved by the Board and the Shareholders, and that the Fund will be liquidating its assets, to the extent this notice is required under applicable law.

     6. Amendment to Declaration of Trust. Subject to Shareholder approval, pursuant to applicable Ohio law, the Trust shall prepare and file an Amendment to Report of Operation of Business Trust with and for acceptance by the Secretary of State of the State of Ohio reflecting the termination of the Fund.

     7. Amendment or Abandonment of Plan. The Board may modify or amend the Plan at any time and without Shareholder approval if the Board determines that this action would be advisable and in the best interests of the Fund and its Shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the affected Shareholders, such an amendment or modification will be submitted to such Shareholders for approval. In addition, the Board may abandon the Plan without Shareholder approval at any time prior to the Liquidation Date if the Board determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

     8. Powers of Board and Officers. The Board and the officers of the Trust are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of the Plan, and to make, execute, and deliver such other agreements, conveyances, assignments, transfers, certificates, and other documents, and to take such other action as the Board and the officers of the Trust deem necessary or desirable in order to carry out the provisions of the Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code, the Amended Declaration of Trust, and Ohio law, including, without limitation, withdrawing any state notices of the Fund and/or its shares and the preparation and filing of any tax returns.

     9. Termination of Business Operations. As soon as practicable after approval of the Plan by Shareholders, the Fund shall cease to conduct business; except as shall be necessary to preserve the value of Fund assets and in connection with the effectuation of the Fund's liquidation and dissolution pursuant to the Plan.

     10. Expenses. The expenses of carrying out the terms of the Plan shall be borne by the Adviser or an affiliate of the Adviser, whether or not the liquidation contemplated by the Plan is effected.

     11. Declaration of a Dividend. The consummation of the Plan hereunder is subject to the condition that a distribution or distributions shall have been declared for the Fund, prior to the Liquidation Date that, together with all previous distributions, shall have the effect of distributing to the shareholders of the Fund: (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year through the Liquidation Date; and (ii) any undistributed income and net realized capital gains from any prior period to the extent not otherwise declared for distribution.

--------------------------------------------------------------------------------
TO  VOTE  BY  MAIL
1)  Read  the  Proxy  Statement.
2)  Check  the  appropriate  boxes  on  the  reverse  side.
3)  Sign  and  date  the  Voting  Instruction  Form.
4)  Return  the  Voting  Instruction  Form  in  the  envelope  provided.

Please  fold  and  detach  card  at  perforation  before  mailing

VOTING  INSTRUCTIONS

SPECIAL  MEETING  OF  SHAREHOLDERS
GARTMORE  MUTUAL  FUNDS
GARTMORE  INTERNATIONAL  SMALL  CAP  GROWTH  FUND
DECEMBER  12,  2003

****CONTROL  NUMBER:  999  999  999  999  99  ****

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking all previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all of the shares of Gartmore International Small Cap Growth Fund (the "Fund"), a series of Gartmore Mutual Funds, attributable to his or her variable annuity or variable life insurance contract as of October 1, 2003, at the Special Meeting of Shareholders of the Fund to be held at 1200 River Road, Conshohocken, Pennsylvania 19428, on December 12, 2003, at 9:15 a.m. Eastern time, and at any adjournments thereof. These Voting Instructions shall be used to vote on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

Date:  _____________________________,  2003

IMPORTANT:  PLEASE  SIGN,  DATE,  AND  RETURN
PROMPTLY  IN  ENCLOSED  ENVELOPE

_____________________________
Signature(s)  (Title(s),  if  applicable)

NOTE: Please sign exactly as your name appears on this Voting Instruction Form. If signing for estates, trusts, partnerships, or corporations, or in another fiduciary capacity, title or capacity should be stated. When the variable life insurance contract is held by joint tenants, each must sign.

--------------------------------------------------------------------------------
Please  fold  and  detach  card  at  perforation  before  mailing

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

Please  refer  to  the  Proxy  Statement  discussion  of  the  Proposal.

IF NO SPECIFICATION IS MADE BELOW, THESE VOTING INSTRUCTIONS SHALL BE CONSIDERED TO BE AN INSTRUCTION TO VOTE FOR THE PROPOSAL.

                                                     FOR.   AGAINST   ABSTAIN
1. To approve the Plan of Dissolution,
   Liquidation, and Termination of the Fund. . . . . ___     ___       ___


                                                     GRANT. WITHHOLD  ABSTAIN

2. To grant the proxyholders authority to
   vote upon any other business that may
   properly come before the Meeting. . . . . . . . . ___     ___       ___


IMPORTANT
PLEASE  SIGN,  DATE  AND  MAIL  IN  YOUR  VOTING  INSTRUCTION  FORM

--------------------------------------------------------------------------------
PROXY  CARD          SPECIAL  MEETING  OF  SHAREHOLDERS            PROXY  CARD
                              GARTMORE MUTUAL FUNDS
                  Gartmore International Small Cap Growth Fund
                                October __, 2003

                         Proxy Solicited By The Trustees

The undersigned, revoking all previous proxies, hereby appoint(s) Mary Fran Ennis and William Baltrus, or either one of them, attorneys, with full power of substitution, to vote all shares of Gartmore International Small Cap Growth Fund ("Fund"), a series of Gartmore Mutual Funds, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 1200 River Road, Conshohocken, Pennsylvania 19428, on Friday, December 12, 2003 at 9:15 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by any one of said proxy holders or substitutes voting or acting. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                              NOTE: Please sign exactly as your name appears on this Proxy Card. If signing for estates, trusts, partnerships, or corporations, or in another fiduciary capacity, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                      __________________________________________
                                      Signature

                                      __________________________________________
                                      Signature  of  joint  owner  if  any

                                      ___________________________________,  2003
                                      Date


                          PLEASE SIGN, DATE, AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE

--------------------------------------------------------------------------------
Please  refer  to  the  Proxy  Statement  discussion  of  the  Proposal.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


THE  BOARD  OF  TRUSTEES  RECOMMENDS  A  VOTE  FOR  THE  FOLLOWING:


1.  To approve the Fund's Plan of. . . . FOR [  ]    AGAINST [  ]   ABSTAIN [  ]
    Dissolution, Liquidation, and
    Termination.

2.  To grant the proxyholders.           GRANT [  ]  WITHHOLD [  ]  ABSTAIN [  ]
    authority to vote upon any
    other business that
    may properly  come before the Meeting


                                    IMPORTANT
                 PLEASE SIGN, DATE AND MAIL IN YOUR PROXY TODAY

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